                                                                   EXHIBIT 10.20

                     FOURTH AMENDMENT TO THE SECOND AMENDED
                             AND RESTATED CONTINGENT
                MULTICURRENCY NOTE PURCHASE COMMITMENT AGREEMENT


         THIS AMENDMENT (this "Amendment"), dated as of January 5, 2000, is made to the Second Amended and Restated Contingent Multicurrency Note Purchase Commitment Agreement, dated as of January 15, 1998 (as heretofore or hereafter amended, modified or supplemented from time to time, the "Agreement"), between STORAGE TECHNOLOGY CORPORATION ("Borrower") and BANK OF AMERICA, N.A. (formerly Bank of America National Trust and Savings Association) ("BofA"). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms by the Agreement.

         WHEREAS, Borrower and BofA desire to amend and supplement the Agreement as hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:


                                    ARTICLE I
                             AMENDMENTS TO AGREEMENT

         Section 1.1 Amendment to Section 1.04. Section 1.04 of the Agreement is hereby amended and restated to read in its entirety as follows:

                  "Section 1.04 Disbursement of Purchase Price into Collateral Account; Notice of Collateral Status and Excess Purchase Price Amounts. The Borrower will notify BofA in writing no later than 10:00 a.m. (San Francisco time) on each LIBOR Fixing Date (i) whether Borrower will be in Collateral Status or an Excess Purchase Price Amount will exist, in either case, on the Purchase Date immediately following such LIBOR Fixing Date, and (ii) if Borrower will be in Collateral Status or an Excess Purchase Price Amount will exist, in either case, on such Purchase Date, the amount to be deposited into the Collateral Account on such Purchase Date in order to enable the Borrower to meet its obligations under Section 6.01(h).".

         Section 1.2 Amendment to Definition of "Applicable Margin". Section 1.05(f) of the Agreement is hereby amended and restated to read in its entirety as follows:

         "(f) The "Applicable Margin" on each day during the Period to Maturity of any Note shall be:

               (1) if on the Purchase Date of such Note Borrower is in Collateral Status, 0.350%,

               (2) if on the Purchase Date of such Note Borrower is not in Collateral Status and no Excess Purchase Price Amount exists, the Applicable Margin will be determined by BofA on such Purchase Date in accordance with the table set forth below. Such determination shall be based on the calculations of the ratio of (x) Consolidated Total Debt on the last day of the most recent Fiscal Quarter of the Borrower and its Subsidiaries for which a Compliance Certificate shall have been delivered pursuant to Section 6.01(g)(vii), as shown in such Compliance Certificate, to (y) the sum of EBITDA of the Borrower and its Subsidiaries for the period of four Fiscal Quarters ending on such last day, as shown in such Compliance Certificate.


          Consolidated Total Debt
                to EBITDA
           (rolling four quarter)                                         Applicable Margin
           ----------------------                                         -----------------
           If Less than 1.50                                                    +2.000%

           If Less than 2.00 but greater than                                   +2.125%
             or equal to 1.50

           If Less than 2.50 but greater than                                   +2.250%
             or equal to 2.00

           If Greater than or equal to 2.50                                     +2.500%

                  (iii) if on the Purchase Date of such Note Borrower is not in Collateral Status, but an Excess Purchase Price Amount exists, the Applicable Margin will be a percentage, calculated according to the following formula:


         Applicable Margin  =    EPPA * 0.350%      +        (APP - EPPA) * AM
                                 -------------               -----------------
                                      APP                            APP

         WHERE:

                  EPPA    =         the Excess Purchase Price Amount on such
                                    Purchase Date, provided, that, in the event the Borrower has not deposited, and for so long (but only for so long) as Borrower has not deposited an amount equal to such Excess
                                    Purchase Price Amount into the Collateral
                                    Account on such Purchase Date in accordance with Section 6.01(h), "EPPA" on such Purchase Date shall be an amount equal to the amount on deposit in the Collateral
                                    Account on such Purchase Date;

                  APP     =         the aggregate of the Purchase Prices of
                                    all Notes which are outstanding or to be issued on such Purchase Date (after giving effect to any Notes which will be repaid on such Purchase Date); and

                  AM      =         the Applicable Margin that would have been
                                    in effect on such Purchase Date pursuant to
                                    Section 1.05(f)(ii) if the Excess Purchase
                                    Price Amount on such Purchase Date had not been greater than zero.

                  (iv) Except to the extent provided in the definition of "EPPA" above, the determination of the Applicable Margin for any Note for purposes of this Section 1.05(f) shall be made on the Purchase Date of such Note and such determination shall apply to each day during the Period to Maturity of such Note.".

         Section 1.3 Amendment to Definition of "Applicable Facility Fee Rate".
Section 3.01(b) of the Agreement is hereby amended and restated to read in its entirety as follows:

         "(b)     The "Applicable Facility Fee Rate" shall be:

                  (i)  0.150% on any day when Borrower is in Collateral Status.

                  (ii) on any day when Borrower is not in Collateral Status and no Excess Purchase Price Amount exists, the Applicable Facility Fee Rate will be determined by BofA on such day in accordance with the table set forth below. Such determination shall be based on the calculations of (i) the ratio of (x) Consolidated Total Debt on the last day of the most recent Fiscal Quarter of the Borrower and its Subsidiaries for which a Compliance Certificate shall have been delivered pursuant to Section 6.01(g)(vii), as shown in such Compliance Certificate, to (y) the sum of EBITDA of the Borrower and its Subsidiaries for the period of four Fiscal Quarters ending on such last day, as shown in such Compliance Certificate, and (ii) the Leverage Ratio on such last day, as set forth in such Compliance Certificate.

Applicable Facility Fee Rate


         Consolidated Total Debt                     If Leverage Ratio
               to EBITDA                             is less than or        If Leverage Ratio
          (rolling four quarter)                     equal to 0.35          is greater than 0.35
          ----------------------                     ------------------     --------------------
         If Less than .50                                +0.200%                 +0.250%

         If Less than 1.00 but greater than              +0.275%                 +0.325%
            or equal to .50

         If Less than 1.50 but greater than              +0.325%                 +0.350%
            or equal to 1.00

         If Greater than or equal to 1.50                +0.350%                 +0.375%


                  (iii) on any day when Borrower is not in Collateral Status, but an Excess Purchase Price Amount exists, the Applicable Facility Fee Rate will be a percentage, calculated according to the following formula:

       Applicable Facility Fee Rate  =    EPPA * 0.150%  +    (APP - EPPA) * AF
                                          -------------       -----------------
                                                APP                   APP

         WHERE:

                  EPPA    =         the Excess Purchase Price Amount on such
                                    day, provided, that, in the event the
                                    Borrower has not deposited, and for so long
                                    (but only for so long) as Borrower has not deposited an amount equal to such Excess
                                    Purchase Price Amount into the Collateral
                                    Account on such day in accordance with
                                    Section 6.01(h), "EPPA" on such day shall be an amount equal to the amount on deposit in the Collateral Account on such day;

                  APP     =         the aggregate of the Purchase Prices of
                                    all Notes which are outstanding or, if such day is a Purchase Date, to be issued on such Purchase Date (after giving effect to any Notes which will be repaid on such Purchase
                                    Date); and

                  AF      =         the Applicable Facility Fee Rate that
                                    would have been in effect on such day
                                    pursuant to Section 3.01(b)(ii) if the
                                    Excess Purchase Price Amount on such day had not been greater than zero.

                  (iv) Except to the extent provided in the definition of "EPPA" above, the determination of the Applicable Facility Fee Rate for purposes of this Section 3.01(b) shall be made on each Purchase Date and such determination shall apply to each day during the period from such Purchase Date to, but excluding, the next succeeding Purchase Date.".

         Section 1.4 Amendment to Section 4.02(c). Section 4.02(c) of the Agreement is hereby amended and restated to read in its entirety as follows:

         "(c) On such Purchase Date (i)(x) the Borrower is not in Collateral Status, and (y) no Excess Purchase Price Amount will exist, or (ii) the aggregate amount of cash and Qualifying Investment (or in the case of Qualifying Investments, principal equivalent amount) contained in the Collateral Account (including any proceeds of payment of the Purchase Prices of Notes on such Purchase Date which are to be disbursed into the Collateral Account pursuant to Section 1.04) shall be not less than
         (A) in the event Borrower is in Collateral Status on such Purchase Date, the aggregate of the Purchase Prices of all Notes purchased on any Purchase Date on which Borrower was in Collateral Status and which are outstanding or to be issued on such Purchase Date (after giving effect to any Notes which will be repaid on such Purchase Date), or (B) in the event an Excess Purchase Price Amount will exist on such Purchase Date, such Excess Purchase Price Amount.".

         Section 1.5 Amendment to Section 6.01(h). Section 6.01(h) of the Agreement is hereby amended and restated to read in its entirety as follows:

         "(h)     Maintenance of Collateral Account.

                  (i)    Borrower agrees to:

                           (A) as specified in the Collateral Account
                  Agreement, maintain the Collateral Account at BofA;

                           (B) execute and deliver to BofA the Collateral
                  Account Agreement in form and substance satisfactory to BofA covering all cash, Cash Equivalent Investments and other investments which are from time to time maintained in the Collateral Account (which investments shall be in form and substance approved by BofA at the time such Collateral Account Agreement is delivered, shall be of the Required Credit Quality, and shall, if required by BofA, be made in the name of BofA);

                           (C) (i) on each Purchase Date, deposit or maintain
                  cash and other such Qualifying Investments in such Collateral Account at BofA in an aggregate amount (or, in the case of Qualifying Investments, principal equivalent amounts) which is not less than (x) if the Borrower is in Collateral Status on such Purchase Date, the aggregate of the Purchase Prices of all Notes purchased on any Purchase Date on which Borrower was in Collateral Status and which are outstanding or to be issued on such Purchase Date (after giving effect to any Notes which will be repaid on such day), and (y) if an Excess Purchase Price Amount will exist on such Purchase Date, such Excess Purchase Price Amount, and (ii) not withdraw any amounts or investments from such Collateral Account except as permitted by the Collateral Account Agreement;

                           (D) deliver to BofA such consents as may be required
                  under the Bank Credit Agreement and Bank Revolver (and all other agreements or instruments affecting Borrower) to the delivery of such Collateral Account Agreement and collateral; and

                           (E) deliver to BofA such resolutions, incumbency
                  certificates, opinions of counsel and other documents as BofA may require with respect to authorization, enforceability, legality, perfection, lack of conflict and other matters required by BofA with respect to such Collateral Account Agreement and the collateral covered thereby.

                  (ii)     As used in herein:

                           (A) "Collateral Status" means any Purchase Date on
                  which any of the following conditions have not been satisfied:

                                    (I) as of the last day of the immediately
                           preceding Fiscal Quarter for which a Compliance Certificate has been delivered pursuant to Section 6.01(g)(vii) (a) if such Fiscal Quarter is the fourth Fiscal Quarter of 1999 or the first Fiscal Quarter of 2000, the Consolidated Net Loss of the Borrower and its Subsidiaries, as shown in such Compliance Certificate, is less than $42,500,000 for such fourth Fiscal Quarter or $35,000,000 for such first Fiscal Quarter, and (b) if such Fiscal Quarter is any other subsequent Fiscal Quarter, the Consolidated Net Income and Consolidated Operating Income of the Borrower and its Subsidiaries, as shown in such Compliance Certificate, is at least zero;

                                    (II) (a) as of the last day of the
                           immediately preceding Fiscal Quarter, for which a Compliance Certificate has been delivered pursuant to
                           Section 6.01(g)(vii), the Available Cash Amount, as shown in such Compliance Certificate, is greater than $125,000,000, or (b) as of the last day of the immediately preceding Fiscal Quarter, for which a Compliance Certificate has been delivered pursuant to
                           Section 6.01(g)(vii), the Available Revolver Amount, as shown in such Compliance Certificate, is greater than $50,000,000, or

                                    (III) Borrower shall have delivered, prior
                           to 10:00 a.m. (San Francisco time) on the LIBOR Fixing Date for such Purchase Date, a Notice of Borrowing pursuant to Section 1.03(b) indicating that Borrower will not be in Collateral Status as of such Purchase Date;

                           (B) "Available Cash Amount" means, with respect to
                  the last day of any Fiscal Quarter, the U.S. Dollar equivalent (determined in accordance with GAAP) of all unrestricted cash and unrestricted Cash Equivalent Investments owned by the Borrower and its Subsidiaries, all as set forth in the Compliance Certificate as of such last day which was delivered pursuant to Section 6.01(g)(vii). It is understood and agreed that, with respect to this Section 6.01(h)(ii)(B), the "Available Cash Amount" shall include, without duplication (i) any unrestricted cash which is received by the Borrower in respect of the Purchase Price for any outstanding Note (provided, however, that under no circumstances shall the "Available Cash Amount" include any cash or Cash Equivalent Investments deposited into the Cash Collateral Account), and
                  (ii) any cash or Cash Equivalent Investments for which the only restriction on such cash or Cash Equivalent Investments is that they are subject to a lien of the Collateral Agent and the other Secured Parties as proceeds of the Collateral (as used in clause (II) of this Section 6.01(h)(ii)(B), "Collateral Agent," "Secured Parties" and "Collateral" each have the meanings assigned to such terms in the Bank Credit Agreement).

                            (C) "Available Revolver Amount" means, with respect
                  to the last day of any Fiscal Quarter, the sum, as set forth in the most recent Compliance Certificate as of such last day which was delivered pursuant to Section 6.01(g)(vii), of (I) the excess of (x) the aggregate of the lender commitments under the Bank Credit Agreement as of the last day of such Fiscal Quarter, over (y) the sum of (1) the outstanding principal amount of all loans, advances and outstanding letter of credit reimbursement obligations under the Bank Credit Agreement as of the last day of such Fiscal Quarter, plus (2) the aggregate outstanding face amount of all letters of credit under the Bank Credit Agreement as of the last day of such Fiscal Quarter, and (II) the excess of (x) the aggregate of the lender commitments under the Bank Revolver as of the last day of such Fiscal Quarter, over (y) the outstanding principal amount of all loans, advances and other extensions of credit to the Borrower under the Bank Revolver as of the last day of such Fiscal Quarter.

                  (iv) The determination of whether or not Borrower is in Collateral Status for purposes of this Section 6.01(h) shall be made on each Purchase Date and such determination shall apply from such Purchase Date to the next succeeding Purchase Date.

                  (v) For purposes of determining whether or not Borrower is in compliance with clauses (I), (II) and (III) of the definition of Collateral Status, the Consolidated Net Income, Consolidated Net Loss, Consolidated Operating Income, Consolidated Operating Loss, Available Cash Amount and Available Revolver Amount shall be calculated as set forth in this Section 6.01(h) and such calculation shall be used in determining whether or not Borrower is in Collateral Status from the first Purchase Date after the delivery of such Compliance Certificate to, but excluding, the first Purchase Date after which Borrower has delivered a new Compliance Certificate for the next Fiscal Quarter of the Borrower as provided herein."

                  Section 1.6 Amendment to Section 6.02(a). Section 6.02(a) of the Agreement is hereby amended and restated to read in its entirety as follows:

                  "(a) Profitability. Not permit (a) with respect to the fourth Fiscal Quarter of 1999 and the first Fiscal Quarter of 2000, the Consolidated Net Loss of the Borrower and its Subsidiaries to be greater than $42,500,000 for such fourth Fiscal Quarter or $35,000,000 for such first Fiscal Quarter, and (b) with respect to any other subsequent Fiscal Quarter of the Borrower and its Subsidiaries, the Consolidated Net Income or Consolidated Operating Income of the Borrower and its Subsidiaries to be less than zero.".

         Section 1.7 Amendment to Definition of Facility Limit. The definition of Facility Limit in Schedule I to the Agreement is hereby amended and restated in its entirety as follows:

         "`Facility Limit' means $120,000,000, as such amount may be reduced pursuant to Section 1.07.".

         Section 1.8 Amendment to Schedule I. Schedule I to the Agreement is hereby amended by inserting the following definitions in their alphabetically determined places, and to the extent any such definition is already defined in
Schedule I, such definitions are amended and restated in their entirety:

         "Available Cash Amount" is defined in Section 6.01(h)(ii)(B).

         "Available Revolver Amount" is defined in Section 6.01(h)(ii)(C).

         "Collateral Status" is defined in Section 6.01(h)(ii)(A).

         "EBITDA" means, with respect to any period, for the Borrower and its Subsidiaries on a consolidated basis, determined in accordance with GAAP, the sum of (a) Net Income (or Net Loss) for such period determined without giving effect to the proviso to the definition of Net Income or Net Loss, as the case may be, plus (b) all amounts treated as expenses for depreciation, interest and the amortization of intangibles of any kind to the extent included in the determination of such Net Income (or Net Loss), plus (c) all accrued taxes on or measured by income to the extent included in the determination of such Net Income (or Net Loss), plus (d) all restructuring and litigation charges recorded during any Fiscal Quarter of 1999 and the first and second Fiscal Quarters of 2000 to the extent included in the determination of such Net Income (or Net Loss).

         "Excess Purchase Price Amount" means, with respect to any Purchase Date, an amount equal to the excess, if any, of (x) the aggregate of the Purchase Prices of all Notes which are outstanding or to be issued on such Purchase Date (after giving effect to any Notes which will be repaid on such Purchase Date), over (y) $50,000,000.

         "Leverage Ratio" means, with respect to any Person, the ratio that (i) Consolidated Total Debt of such Person bears to (ii) the Consolidated Total Capital of such Person.

         "Net Income" means, with respect to any Person for any period, net income of such Person, as determined by such Person in accordance with GAAP, provided, that, with respect to the fourth Fiscal Quarter of 1999, the first Fiscal Quarter of 2000, and the second Fiscal Quarter of 2000, cumulative pre-tax non-cash restructuring charges, and write-offs and write-downs of assets classified as non-cash assets, in each case, recognized in accordance with GAAP during such Fiscal Quarter and in an amount not to exceed $50,000,000 in the aggregate during such Fiscal Quarters, shall be excluded from the calculation of the Consolidated Net Income of Borrower and its Subsidiaries for such Fiscal Quarter.

         "Net Loss" means, with respect to any Person for any period, net loss of such Person, as determined by such Person in accordance with GAAP, provided, that, with respect to the fourth Fiscal Quarter of 1999, the first Fiscal Quarter of 2000, and the second Fiscal Quarter of 2000, cumulative pre-tax non-cash restructuring charges, and write-offs and write-downs of assets classified as non-cash assets, in each case, recognized in accordance with GAAP during such Fiscal Quarter and in an amount not to exceed $50,000,000 in the aggregate during such Fiscal Quarters, shall be excluded from the calculation of the Consolidated Net Loss of Borrower and its Subsidiaries for such Fiscal Quarter.

         "Operating Income" means, with respect to any Person for any period, operating income of such Person, as determined by such Person in accordance with GAAP, provided, that, with respect to the fourth Fiscal Quarter of 1999, the first Fiscal Quarter of 2000, and the second Fiscal Quarter of 2000, cumulative pre-tax non-cash restructuring charges, and write-offs and write-downs of assets classified as non-cash assets, in each case, recognized in accordance with GAAP during such Fiscal Quarter and in an amount not to exceed $50,000,000 in the aggregate during such Fiscal Quarters, shall be excluded from the calculation of the Consolidated Operating Income of Borrower and its Subsidiaries for such Fiscal Quarter.

         "Operating Loss" means, with respect to any Person for any period, operating loss of such Person, as determined by such Person in accordance with GAAP, provided, that, with respect to the fourth Fiscal Quarter of 1999, the first Fiscal Quarter of 2000, and the second Fiscal Quarter of 2000, cumulative pre-tax non-cash restructuring charges, and write-offs and write-downs of assets classified as non-cash assets, in each case, recognized in accordance with GAAP during such Fiscal Quarter and in an amount not to exceed $50,000,000 in the aggregate during such Fiscal Quarters, shall be excluded from the calculation of the Consolidated Operating Loss of Borrower and its Subsidiaries for such Fiscal Quarter.

         Section 1.9 Amendment to Exhibit 1.03(b). Exhibit 1.03(b) to the Agreement is hereby amended and restated to read in its entirety as set forth in Schedule A attached hereto.

         Section 1.10 Amendment to Exhibit 6.01(g)(vii). Annex I to Exhibit 6.01(g)(vii) to the Agreement is hereby amended and restated to read in its entirety as set forth in Schedule B attached hereto.

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

         Section 2.1 Representations and Warranties. Borrower hereby represents and warrants to BofA that:

                  (a) Representations and Warranties. The representations and warranties of Borrower contained in the Agreement are true and correct on and as of the date of this Amendment as though made on and as of such date, and

                  (b) No Termination Event. Both before and after giving effect to this Amendment, no event shall exist that constitutes a Termination Event or an Unmatured Termination Event.

                                   ARTICLE III
                                  MISCELLANEOUS

         Section 3.1 Agreement Document Pursuant to Agreement. This Amendment is an Agreement Document executed pursuant to the Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Agreement.

         Section 3.2 Successors, Transferees and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors, transferees and assigns.

         Section 3.3 Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall be taken together as one agreement.

         Section 3.4 Governing Law. THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICTS OF LAWS.

         Section 3.5 Reaffirmation of Agreement. As amended and supplemented by this Amendment, the Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed in all respects. From and after the date hereof, all references to the Agreement in any agreement, instrument or document shall be references to the Agreement as amended and supplemented hereby.

         Section 3.6 Headings. The various captions in this Amendment are provided solely for convenience of reference and shall not affect the meaning or interpretation of any provision of this Amendment.

         Section 3.7 Complete Agreement. The Agreement (including this Amendment and the Exhibits and Schedules to the Agreement and this Amendment) and the other Agreement Documents contain the entire understanding of the parties with respect to the transactions contemplated hereby and thereby and supersedes all prior arrangements or understandings with respect thereto.

         Section 3.8 Severability. Whenever possible, each provision of this Amendment will be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Amendment, except to the extent that such prohibition or invalidity would constitute a material change in the terms of this Amendment taken as a whole.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                              STORAGE TECHNOLOGY CORPORATION


                                              By:
                                                 ------------------------------
                                               Name:
                                               Title:

                                              BANK OF AMERICA, N.A.
                                              (formerly Bank of America National
                                               Trust and Savings Association)


                                              By:
                                                 ------------------------------
                                               Name:
                                               Title:



                                      S-1